PHONE SCRIPT

FIERA SHAREHOLDER PROXY

Hi [             ],

It is [                              ] from NYLIM. How are you?

Sorry to bother you on this, but I’m reaching out regarding the Special Meeting of Shareholders of Fiera Capital Small/Mid-Cap Growth Fund (the “Fund”).  Our records indicate that you have clients in this fund and I am hoping you can help facilitating votes from your clients as the meeting has been adjourned once already due to lack of shareholder participation.

Just for some background on the meeting, the proposal is to approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to MainStay Fiera SMID Growth Fund (the “Acquiring Fund”).

New York Life Investments serves as investment adviser and Fiera Capital serves as investment subadvisor to the Acquiring Fund. The Fund and the Acquiring Fund also have the same portfolio managers. The Fund and Acquiring Fund have principal investment strategies that are identical in all material respects. In addition, the Reorganization is expected to result in a reduction in Total Annual Fund Operating Expenses immediately after the consummation of the Reorganization as compared to the Fund’s current Total Annual Fund Operating Expenses.

Shareholders were sent materials for this meeting last month, either by mail or by email, depending on their electronic delivery choice and they most likely received reminders. In the materials, they would have received a proxy statement and ballot with a 16 digit control #, with which they could vote online at www.proxyvote.com, or if received electronically, there would have been a URL to click on to submit their vote.

I know that you are busy, but if you would follow up with your clients and ask them to vote, it would be truly appreciated. They will need that ballot or the email in order to vote.

If they do not have that, we will need a little extra legwork from you as you will need to retrieve their control #s from the UBS Corporate actions team. I believe that all the team would need to pull the control # is the clients account number, the cusip, and the current adjourned meeting date of 6/19, which is very likely to adjourn again.

The cusip for the fund is 31660Q702 and the ticker is APSGX. Once you have that control # you can provide to the client and have them vote at www.proxyvote.com. Alternatively, you/they can email our proxy solicitation agent, Okapi Partners at fiera@okapipartners.com with the control # and the voting instructions and they will get the vote submitted.

EMAIL TEMPLATE

FIERA SHAREHOLDER PROXY –

Hi [           ],

Hope that you are well. I am reaching out regarding the proxy solicitation for the Special Meeting of Shareholders of Fiera Capital Small/Mid-Cap Growth Fund (the “Fund”).  The meeting was originally scheduled for June 12, but has been adjourned due to lack of shareholder participation. Our records indicate that you have clients in this fund and I am asking for your assistance in facilitating votes from your clients and helping us reach the requisite voting for the upcoming meeting. The cusip for the fund is 31660Q702 and the ticker is APSGX.

Shareholders were sent materials for this meeting last month, either by mail or by email, depending on their electronic delivery choice. In the materials, they would have received a proxy statement and ballot with a 16 digit control #, with which they could vote online at www.proxyvote.com, or if received electronically, there would have been a URL to click on to submit their vote. The full proxy statement is available for your review here: www.OkapiVote.com/Fiera. I also summarize the proposal below.

I know that you are busy, but if you would follow up with your clients and ask them to vote, it would be truly appreciated. They will need that ballot or the email in order to vote. If they do not have that, I kindly ask that you retrieve their control #s from the UBS Corporate actions team. I believe that all they would need is the clients account number, the cusip, and the current adjourned meeting date of 6/19, which is very likely to adjourn again.

If you have any questions or would like to discuss by phone, please don’t hesitate to contact me at [ ]. Thank you for your help in advance!

Regards,

[                    ]

Proposal Summary

The proposal is to approve an Agreement and Plan of Reorganization providing for the transfer of the assets of the Fund to MainStay Fiera SMID Growth Fund (the “Acquiring Fund”), a series of MainStay Funds Trust, in exchange for the assumption of all of the liabilities of the Fund by the Acquiring Fund and shares of the Acquiring Fund, followed by the complete liquidation of the Fund (the “Reorganization”).

New York Life Investments serves as investment adviser and Fiera Capital serves as investment subadvisor to the Acquiring Fund. The Fund and the Acquiring Fund also have the same portfolio managers. The Fund and Acquiring Fund have principal investment strategies that are identical in all material respects. In addition, the Reorganization is expected to result in a reduction in Total Annual Fund Operating Expenses immediately after the consummation of the Reorganization as compared to the Fund’s current Total Annual Fund Operating Expenses.